Exhibit 10.46

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        PSA INSTITUTIONAL PARTNERS, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP


       This Second  Amendment  (the  "AMENDMENT")  to the  Amended and  Restated
Agreement of Limited Partnership of PSA Institutional Partners, L.P., a California Limited Partnership dated March 29, 2000 as amended by the Amendment to Amended and Restated Agreement of Limited Partnership of PSA Institutional Partners, L.P., dated as of August 11, 2000 (the "PARTNERSHIP AGREEMENT") is made and entered into as of March 22, 2004 (the "EFFECTIVE DATE") with reference to the following facts:

       A. Pursuant to Section 3.3 of the Partnership Agreement, the General Partner is authorized to cause the Partnership to issue certain additional units of limited partnership interest without the consent of the Limited Partners.

       B. The General Partner has determined that it is in the best interests of the Partnership to create a new class of units, with the designations, preferences and other rights, powers and duties set forth in this Amendment, to be known as Series NN Preferred Units, and to issue those units as set forth below.

       C. Unless otherwise defined in this Amendment, capitalized terms shall have the meanings given to them in the Partnership Agreement.

       The parties agree as follows:

       1. The following definition shall be inserted into Section 1 of the Partnership Agreement in the appropriate alphabetical order:

        "SERIES NN PREFERRED UNITS" means the series of partnership interests designated as the "6.40% Series NN Cumulative Redeemable Perpetual Preferred Units" entitled to the rights described in this Agreement. The Series NN Preferred Units are Exchangeable Preferred Units, and the Corresponding Preferred Stock with respect to those units is the 6.40% Cumulative Preferred Stock, Series NN, of the Company."

       2. The definition of "PRIORITY RETURN" in the Partnership Agreement is by inserting the following at the end of clause (i):

        "and for the Series NN Preferred Units an amount equal to six and four tenths percent (6.40%) per annum of the stated value of $25 per unit,"

In addition, notwithstanding anything to the contrary in the Partnership Agreement, to reflect the exchange of the Series NN Units created by this amendment as of March 22, 2004, the Priority Return relating to the first quarter of 2004: (a) for the Series NN Units that are issued as of that date shall be 10/90ths of the Priority Return that would accrue for a full calendar quarter, and (b) for the Series N Units that are being exchanged as of that date for the newly issued Series NN Units shall be 80/90ths of the Priority Return that would accrue for a full calendar quarter.

        3. The definition of "PARITY PREFERRED UNITS" in the Partnership Agreement shall be amended by inserting the phrase "Series NN Preferred Units," into the second sentence thereof after the phrase "Series N2 Preferred Units".

        4. On the Effective Date: (a) each of Belcrest, Belair, Belport, Belmar and Belrose Realty Corporation ("BELROSE") shall surrender its Series N Preferred Units in exchange for like amounts of newly issued Series NN Preferred Units pursuant to the Exchange Agreement dated of even date herewith and (b) the Partnership shall issue or shall have issued to each of Belcrest, Belair, Belport, Belmar and Belrose Series NN Preferred Units in amounts equal to the Series N Preferred Units surrendered by each such entity. In order to reflect the surrender of the Series N Preferred Units by each of Belcrest, Belair, Belport, Belmar and Belrose and the issuance of the Series NN Preferred Units to each of Belcrest, Belair, Belport, Belmar and Belrose, Exhibit A to the Partnership Agreement is replaced with EXHIBIT A in the form attached to this Amendment.

        5. Section 5.1.2 of the Partnership Agreement is amended to insert the following language at the end of that Subsection:

         ", and to the holders of the Series NN Units until they have also received a one time allocation of additional Net Profit equal to the special distribution made to them pursuant to the proviso at the end of the first paragraph of Section 6.2."

        6. Section 6.2 of the Partnership Agreement is amended to insert the following proviso at the end of the first paragraph of that Section:

         "; provided, however, that effective upon the issuance of the Series NN Units to be issued as of March 22, 2004, the holders of those Series NN Units shall receive a one time special distribution of Available Cash equal to $1 for each then outstanding Series NN Unit."

        7. Section 6.6.1 of the Partnership Agreement is amended to read in its entirety as follows:

        "6.6.1. RIGHT OF OPTIONAL REDEMPTION. The Series N, Series O and Series P Preferred Units may not be redeemed prior to the fifth (5th) anniversary of the issuance date of the particular series to be redeemed. The Series NN Preferred Units may not be redeemed prior to March 17, 2010. On or after the fifth anniversary of the issuance date of each of the Series N, Series O and Series P Preferred Units, and on or after March 17, 2010 with respect to the Series NN Preferred Units, the Partnership shall have the right to redeem the Series N, Series O, Series P or Series NN Preferred Units, respectively, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty (60) days' written notice, at a redemption price, payable in cash, equal to the Liquidation Preference per Series N, Series O, Series P or Series NN Preferred Unit to be redeemed (the "REDEMPTION PRICE"). The rights of redemption of any subsequently issued Parity Preferred Units shall be as designated in an amended Exhibit A to this Agreement.

        If fewer than all of the outstanding Parity Preferred Units of a particular series are to be redeemed, the units to be redeemed from that series shall be selected pro rata (as nearly as practicable without creating fractional units)."

        8. Section 6.7 of the Partnership Agreement is amended to read in its entirety as follows:

                  "6.7 NO SINKING FUND. No sinking fund shall be established for the retirement or redemption of Series N, Series NN, Series O or Series P Preferred Units."

        9. Section 10.3 of the Partnership Agreement is amended to add at the end of that section the following Section 10.3.3:

                    10.3.3 SERIES NN PREFERRED UNITS. Holders of the Series NN Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth below. So long as any Series NN Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least a majority of the Series NN Preferred Units outstanding at the time, take any of the actions described above in Sections 10.2.1, 10.2.2 and 10.2.3, treating each reference in those provisions to "Series N Preferred Units" as a reference instead to "Series NN Preferred Units."

        10. Section 11.2 of the Partnership Agreement is hereby amended by deleting the phrase "Series N Preferred Units" from clause (iii) of the fourth sentence thereof and inserting the phrase "Series NN Preferred Units" in lieu thereof.

        11. Section 12.2 of the Partnership Agreement is amended by adding immediately after Section 12.2.2 the following Section 12.2.3:

             "12.2.3 SERIES NN PREFERRED UNITS. The Series NN Preferred Units also shall be exchangeable in the same fashion as are the Series N Preferred Units: the provisions of Section 12.1 shall be read as if restated in this Section 12.2.3, but as if each reference in those provisions to "Series N Preferred Units" instead were a reference to "Series NN Preferred Units," and by treating each reference to the "Series N Preferred Stock" as a reference to the 6.40% Cumulative Preferred Stock, Series NN, of the Company.

             In addition, notwithstanding any provision herein to the contrary, so long as any Series NN Preferred Units remain outstanding, in the event of the occurrence of a Covered Transaction (defined below), on the date such Covered Transaction is completed or occurs, the holders of record of the Series NN Preferred Units (acting as a whole), shall have the option to cause the exchange of all of the Series NN Preferred Units outstanding for depositary shares representing interests in Series NN Preferred Stock based on the Exchange Ratio (as defined in Section 12.1.1) if the holders of a majority of the then outstanding Series NN Preferred Units elect to so exchange in accordance with the following paragraph.

          The Partnership shall give written notice of a Covered Transaction to each of the respective holders of record of the Series NN Preferred Units, at their respective addresses as they appear on the transfer records of the
Partnership, not less than thirty (30) days prior to the completion or occurrence of a Covered Transaction. Such notice shall not set forth any non-public information concerning such Covered Transaction. Each of the holders of record of the Series NN Preferred Units shall have until 5:00 p.m. (PST) on the fifteenth (15th) day following receipt of such notice from the Partnership, to give the Partnership notice of whether such holder votes in favor of having the Series NN Preferred Units be exchanged for Series NN Preferred Stock. Notwithstanding any provision herein to the contrary, with respect to a Covered Transaction that arises under clause (c) of the definition of Covered Transaction set forth below, in the event that the Company so fails to qualify as a real estate investment trust for any reason other than an affirmative election by the Company not to qualify, (a) the Partnership shall give notice of the occurrence of a Covered Transaction to each of the holders of record of the Series NN Preferred Units within 15 days after discovery of such failure to qualify, (b) each of the holders of record of the Series NN Preferred Units shall have until 5:00 p.m. (PST) on the fifteenth (15th) day following receipt of such notice from the Partnership, to give the Partnership notice of such holder's vote as to whether the Series NN Preferred Units will be exchanged for Series NN Preferred Stock and (c) if the holders of not less than a majority of the then outstanding Series NN Preferred Units have elected to have the Series NN Preferred Units exchanged for Series NN Preferred Stock, all of the Series NN Preferred Units shall be so exchanged on a date not later than 45 days following the date of discovery of the Company's failure to qualify.

          For purposes of this Section 12.2.3, the term "COVERED TRANSACTION" shall mean (a) the Company's completion of a "Rule 13e-3 transaction" (as defined in Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) in which, as a result of such transaction, the Company's common stock is no longer registered under Section 12 of the Exchange Act, except that this clause (a) shall not apply to any involuntary delisting of the Company's common stock from the New York Stock Exchange or any national securities exchange (as defined in the Exchange Act), (b) the completion of any transaction or series of transactions that would result in a Reorganization Event (defined below) of the Company or the Partnership or (c) the Company's failure (or election not) to qualify as a real estate investment trust as defined in Section 856 (or any successor section) of the Internal Revenue Code of 1986, as amended.

          For purposes of this Section 12.2.3, the term "REORGANIZATION EVENT" shall mean (x) any sale or other disposition of all or substantially all of the assets of the Partnership or the Company, as the case may be, to an entity that is not an affiliate of the Company; or (y) any consolidation, amalgamation, merger, business combination, share exchange, reorganization or similar transaction involving the Partnership or the Company, as the case may be, pursuant to which the Partners of the Partnership or the stockholders of the

Company, as the case may be, immediately prior to the consummation of such transaction will own less than a majority of the equity interests in the entity surviving such transaction; PROVIDED, HOWEVER, a Reorganization Event shall not include any transaction contemplated by clauses (x) or (y) of this definition if the surviving entity has unsecured debt outstanding which is rated at least the lowest credit rating level established as investment grade by at least two of Standard & Poor's, Moody's Investor Service and Fitch Ratings (it being understood that as of the date of this Agreement the lowest investment grade rating of Standard & Poor's is BBB-, the lowest investment grade rating of Moody's is Baa3 and the lowest investment grade rating of Fitch Ratings is BBB-) and such rating has been reaffirmed in light of the contemplated transaction."

        12. Except as expressly provided in this Amendment, all of the provisions of the Partnership Agreement are ratified and confirmed, and continue in full force and effect.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         The undersigned have signed this Amendment as of the date indicated above.


                                      "GENERAL PARTNER:"

                                      PS TEXAS HOLDINGS, LTD.,
                                      a Texas limited partnership

                                      By: PS GPT  Properties, Inc., a California
                                          corporation, its general partner

                                          By:  /s/ John Reyes
                                              ----------------------------------
                                              Name:  John Reyes
                                              Title: Senior Vice President

                                          By:  /s/ David Goldberg
                                              ----------------------------------
                                              Name:  David Goldberg
                                              Title: Secretary


                                      "LIMITED PARTNERS:"

                                      PS LPT PROPERTIES INVESTORS,
                                      a Maryland business trust

                                          By:  /s/ John Reyes
                                              ----------------------------------
                                              Name:  John Reyes
                                              Title: Senior Vice President

                                          By:  /s/ David Goldberg
                                              ----------------------------------
                                              Name:  David Goldberg
                                              Title: Secretary

                                      BELCREST REALTY CORPORATION,
                                      a Delaware corporation

                                      By: /s/ William R. Cross
                                         ---------------------------------------
                                         William R. Cross
                                          Vice President


                                      BELAIR REAL ESTATE CORPORATION,
                                      a Delaware corporation

                                      By: /s/ William R. Cross
                                         ---------------------------------------
                                         William R. Cross
                                         Vice President


                                      BELPORT REALTY CORPORATION,
                                      a Delaware corporation

                                      By: /s/ William R. Cross
                                         ---------------------------------------
                                         William R. Cross
                                         Vice President


                                      BELMAR REALTY CORPORATION,
                                      a Delaware corporation

                                      By: /s/ William R. Cross
                                         ---------------------------------------
                                         William R. Cross
                                         Vice President


                                         BELROSE REALTY CORPORATION,
                                         a Delaware corporation

                                      By: /s/ William R. Cross
                                         ---------------------------------------
                                         William R. Cross
                                         Vice President

                                      ALL OTHER LIMITED PARTNERS

                                      By:      PS Texas Holdings, Ltd.,
                                               a Texas limited partnership,
                                               as their attorney-in-fact

                                               By:   PS GPT Properties, Inc.,
                                                     a California corporation,
                                                     its general partner

                                               By: /s/ John Reyes
                                                  ------------------------------
                                                  Name:  John Reyes
                                                  Title: Senior Vice President

                                               By: /s/ David Goldberg
                                                  ------------------------------
                                                  Name:  David Goldberg
                                                  Title: Secretary

                              [signatures continue]

Acknowledged and agreed, as to the
issuance of Company stock pursuant
to Section 12 of the Partnership Agreement:

"COMPANY"

PUBLIC STORAGE, INC.,
a California corporation

By:       /s/ John Reyes
         -----------------------------------
         Name:  John Reyes
         Title: Senior Vice President

By:       /s/ David Goldberg
         -----------------------------------
         Name:  David Goldberg
         Title: Secretary

                                   EXHIBIT A
                                       to
               Amended and Restated Limited Partnership Agreement
                       of PSA Institutional Partners, L.P.



                                     Property                             Type of                                         % of
       Name of Partner              Contributed       Agreed Value         Units          Series        No. Units        Series
       ---------------              -----------       ------------         -----          ------        ---------        ------

General Partner:

                                    partnership
PS Texas Holdings, Ltd.              interests         $  3,725,590       common          common          149,024         1.1%

Limited Partners:

                                    partnership
                                     interests
PS LPT Properties Investors        and property        $349,058,410       common          common       13,962,336        98.9%

                                    partnership                           Parity
PS LPT Properties Investors          interests         $139,250,000     Preferred         Ser. N2       5,507,000         100%

PS LPT Properties Investors          interests         $ 75,000,000      Preferred        Ser. O2       3,000,000         100%

                                    partnership                           Parity
PS LPT Properties Investors          interests         $ 50,000,000      Preferred        Ser. P2       2,000,000         100%

                                                                       Exchangeable       Ser. O
PS LPT Properties Investors       $ 30,000,000         $ 30,000,000      Preferred       (9.125%)       1,200,000        40.0%

                                                                       Exchangeable       Ser. P
PS LPT Properties Investors       $ 50,000,000         $ 50,000,000      Preferred        (8.75%)       2,000,000         100%

                                                                       Exchangeable       Ser. NN
Belcrest Realty Corporation       $ 55,375,000         $ 55,375,000      Preferred        (6.4%)        2,215,000        27.7%

Belair Real Estate                                                     Exchangeable       Ser. NN
Corporation                       $ 48,250,000         $ 48,250,000      Preferred        (6.4%)        1,930,000        24.1%

                                                                       Exchangeable       Ser. NN
Belport Realty Corporation        $ 32,500,000         $ 32,500,000      Preferred        (6.4%)        1,300,000        16.3%

                                                                       Exchangeable       Ser. NN
Belmar Realty Corporation         $ 38,875,000         $ 38,875,000      Preferred        (6.4%)        1,555,000        19.4%

                                                                       Exchangeable       Ser. NN
Belrose Realty Corporation        $ 25,000,000         $ 25,000,000      Preferred        (6.4%)        1,000,000        12.5%

                                                                       Exchangeable       Ser. N
Montebello Realty Corp.           $ 40,000,000         $ 40,000,000      Preferred        (9.5%)        1,600,000         100%

                                                                       Exchangeable       Ser. O
Edgewater Equity, Inc.            $ 45,000,000         $ 45,000,000      Preferred       (9.125%)       1,800,000        60.0%
